                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934


                    ------------------------------------------


Date of Report (Date of earliest event reported)          September 3, 1998
                                                ------------------------------


                                 PICO PRODUCTS, INC.
------------------------------------------------------------------------------
               (Exact name of Registrant as specified in its charter)


             NEW YORK                   1-8342             15-0624701
-----------------------------       ---------------     ------------------
   (State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)              File Number)       Identification No.)


          12500 Foothill Boulevard, Lakeview Terrace, CA           91342
------------------------------------------------------------------------------
             (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code          (818) 897-0028
                                                   ---------------------------

                                        (N/A)
------------------------------------------------------------------------------
           (Former name or former address, if changed since last report)

FORM 8-K CURRENT REPORT:


Forward-looking Statements

Statements which are not historical facts, including statements about our confidence, strategies and expectations, technologies and opportunities, industry and market segment growth, demand and acceptance of new and existing products, and return on investments in products and markets, are forward looking statements that involve risks and uncertainties, including without limitation, the effect of general economic and market conditions, industry market conditions caused by changes in the supply and demand for our products, the continuing strength of the markets we serve, competitor pricing, maintenance of our current momentum and other factors.

Item 2. Disposition of Assets.

On September 3, 1998 Pico Products, Inc. (the "Company") sold its trap and filter manufacturing operations to Thomas & Betts Corporation for $5.2 million in cash. The trap and filter manufacturing operations consists of machinery and equipment, inventory, manufacturing processes, and product design. The Company will continue to market and sell traps and filters
through a five-year distribution arrangement with Thomas & Betts.   Pursuant
to the arrangement the Company has agreed for the five-year period to represent Thomas & Betts on an exclusive basis, in the sales and marketing of traps and filters. Thomas & Betts retains the right to sell to other distributors.

Item 7.  Financial Statements and Exhibits.

(a) The Company is in process of compiling and will file with Commission as soon as possible (but in no event later than 60 days from the date hereof) all financial information required to be disclosed as a result of the disposition of assets.

(b) The Company is in the process of preparing and will file with Commission as soon as possible (but in no event later than 60 days from the date hereof) all proforma financial information required to be disclosed by Article 11 of Regulation S-X as a result of the disposition of assets.


Exhibits

     2(a) Asset Purchase Agreement, dated as of September 3, 1998, between Pico Products, Inc., a New York corporation, and Thomas & Betts Corporation.

     99(a) Press Release, dated September 3, 1998.

                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PICO PRODUCTS, INC.

                                   REGISTRANT

Date: September 18, 1998           /s/ E. James Selzer
                                   -----------------------
                                   Chief Financial Officer